SUBSEQUENT EVENTS - Schedule of the Consideration Transferred to Acquired Pest Fighter at the Date of Acquisition (Details) - Pest Fighter [Member] - Business Combination [Member]	Jun. 30, 2025 USD ($)
SUBSEQUENT EVENTS - Schedule of the Consideration Transferred to Acquired Pest Fighter at the Date of Acquisition (Details) [Line Items]
Cash	$ 117,573
Total consideration at fair value	$ 117,573